UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K/A


                                 Current Report

  Pursuant  to  Section  13  or  15(d)  of the Securities Exchange Act of 1934


       Date  of  Report  (Date  of  earliest event reported): November 9, 2000



                                ELITE  TECHNOLOGIES,  INC.
                (Exact  name  of  Company  specified  in  its  charter)



            TEXAS                      0-17597                 760252296
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)        Identification No.)




                          6991  PEACHTREE  INDUSTRIAL  BLVD.
                                    SUITE 350
                                 NORCROSS,  GEORGIA                  30092
                    (Address of principal executive offices)    (Zip  Code)




                                 (770) 381-8089
              (Registrant's  telephone  number,  including  area  code)


Item 4.  Changes in Registrant's Certifying Accountants

Feldman Sherb & Co., P.C.was the previous audit firm of Elite Technologies, Inc. Kirscner & Associates, P.C. has now been engaged as the new audit firm. This change in audit firms is due to lack of timely performance on the part of the previous audit firm.


(A) Exhibit

    Exhibit 16    Change of Certifying Accountant



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Elite  Technologies,  Inc.



                                    /s/  Scott  Schuster
                                    -------------------------------------
                                    SCOTT  SCHUSTER
                                    Chief  Executive  Officer



Date:  November 9, 2000